UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number: 811-05569

FRANKLIN UNIVERSAL TRUST
(Exact name of registrant as specified in charter)

ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
(Address of principal executive offices) (Zip code)

CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: 8/31

Date of reporting period: 8/31/13

Item 1. Reports to Stockholders.

FRANKLIN UNIVERSAL TRUST

Contents

Annual Report	Dividend Reinvestment and		Report of Independent
Franklin Universal Trust 1	Cash Purchase Plan	9	Registered Public
			Accounting Firm	36

Performance Summary 6	Financial Highlights and
	Statement of Investments	12	Tax Information	37

Annual Shareholders’ Meeting 7
	Financial Statements	23	Board Members and Officers	38

Important Notice to	Notes to Financial Statements	27	Shareholder Information	43
Shareholders 8

Annual Report

Franklin Universal Trust

Your Fund’s Goals and Main Investments: Franklin Universal Trust’s primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation.

Performance data represent
past performance, which does
not guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.

Dear Shareholder:

This annual report for Franklin Universal Trust covers the fiscal year ended August 31, 2013.

Performance Overview

For the 12 months under review, the Fund’s cumulative total returns were +8.04% based on net asset value and -2.45% based on market price, as shown in the Performance Summary on page 6. For comparison, the Credit Suisse (CS) High Yield Index, which is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market, produced a +7.50% total return, and utilities stocks, as measured by the Standard & Poor’s® (S&P®) 500 Utilities Index, which tracks all electric utility stocks in the broad S&P 500® Index, posted a total return of +7.03% for the same period.1

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial
Services LLC. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 13.

Annual Report | 1

Economic and Market Overview

The U.S. economy, as measured by gross domestic product (GDP), grew during the 12-month period ended August 31, 2013. Despite a large decline in federal government spending during the fourth quarter of 2012, the pace of economic growth improved in the first quarter of 2013, supported by investment and consumer spending. This growth trend continued into the second quarter, but at an accelerated pace that exceeded expectations and reflected a surge in exports as well as strong consumer and real estate spending levels. These gains were partially offset by continued federal budget cuts. Accelerating home sales accompanied record-low mortgage rates, affordable housing prices, low inventories and a six-year low in U.S. foreclosures. Manufacturing, a mainstay of economic productivity, expanded during the period, and the unemployment rate fell to 7.3% in August 2013 from 8.1% a year earlier.2

Early in the reporting period, the Federal Reserve Board (Fed) acknowledged the need for further policy accommodation and announced a third round of quantitative easing (QE3). QE3 consisted of additional $40 billion monthly purchases of mortgage-backed securities until the labor market improves. The Fed also continued buying long-term Treasuries and selling short-term Treasuries in an effort to put downward pressure on long-term interest rates. In December, the Fed announced a 6.5% unemployment level as a guide to maintaining the historically low federal funds target rate.

In the fourth quarter, economists, business leaders and market watchers were concerned about the U.S. “fiscal cliff” when, unless Congress acted, automatic income tax increases and federal budget cuts were scheduled to take effect in 2013. They feared these events could cause another U.S. recession. Not knowing whether Congress and the President would avert these measures after the U.S. election, many businesses delayed major investment and hiring decisions. Budgetary agreement between Congress and the President on January 1, 2013, preserved lower income tax rates for most U.S. households, but concerns remained about how the expired payroll tax cut, far-reaching federal spending cuts, and future federal debt ceiling negotiations could affect the U.S. economic recovery. Washington’s lack of consensus on proposed expenditure reductions resulted in further across-the-board federal spending cuts starting in March.

In May, Fed Chairman Ben Bernanke said the Fed could gradually wind down its monthly purchases of mortgage-backed securities and Treasuries, assuming continued U.S. economic improvement. He clarified in June that such action could begin in the near future. Many investors sold their fixed income instruments seeking to avoid an interest rate rise, and the 10-year U.S. Treasury note

2. Source: Bureau of Labor Statistics.

2 | Annual Report

yield rose to 2.78% at fiscal year-end from 1.57% on August 31, 2012. During much of the 12-month period, investors sought higher bond yields and were willing to assume some additional risk. Below-investment-grade corporate bonds, as measured by the CS High Yield Index, delivered strong results and outperformed investment-grade fixed income markets, as measured by the Barclays U.S. Aggregate Index.

Investment Strategy

We invest primarily in two asset classes: high yield bonds and utility stocks. Within the high yield portion of the portfolio, we use fundamental research to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and with a history of increasing their dividends.

Portfolio Breakdown
8/31/13
% of Total
Investments*
Corporate Bonds	64.0%
Utilities Common Stocks	27.1%
Natural Resources Common Stocks	1.2%
Senior Floating Rate Interests	0.8%
Materials Common Stocks	0.2%
Convertible Preferred Stocks	0.1%
Preferred Stocks	0.1%
Transportation Common Stocks	0.1%
Short-Term Investments &
Other Net Assets	6.4%

*Percentage of total investments of the Fund. Total investments of the Fund include long-term and short term investments and other net assets, excluding long-term debt issued by the Fund.

Manager’s Discussion

During the 12 months under review, the Fund’s primary asset classes, high yield corporate bonds and utility stocks, generated positive returns. The Fund’s fiscal year began with the run-up to the U.S. presidential election and accompanying investor uncertainty over future fiscal policy and tax rates. Immediately after the election, market focus turned to the impending “fiscal cliff.” International factors, such as the ongoing European recession and concerns over a slowing Chinese economy, also weighed on U.S. markets. Although high yield corporate bonds and utility stocks initially sold off following the election, any weakness proved to be short-lived. Utility stocks rebounded when a tax deal was reached that was less onerous toward dividend income than the market had feared. High yield corporate bonds were buoyed by continued positive, albeit modest, economic growth, and by a seemingly insatiable investor appetite for income-producing investments. The robust high yield new-issue market enabled numerous companies to refinance their debt and extend maturities at lower interest rates. High yield corporate bonds and utility stocks enjoyed a largely uninterrupted run of positive performance from mid-November 2012 until the beginning of May 2013, when concerns about the Fed’s exit strategy from the ongoing stimulus programs caused interest rates to rise rapidly. Both asset classes sold off in May and into June before the Fed calmed the markets by indicating that its tapering would be phased in, dependent on continuing good economic data, and therefore would not abruptly change policy. For the year under review, high yield corporate bonds, as measured by the CS High Yield Index, returned +7.50%.1 Refinancing activity

Annual Report | 3

Top 10 Holdings*
Based on Total Investments**
8/31/13 vs. 8/31/12
Issuer	8/31/13
Duke Energy Corp.	2.4%
Dominion Resources Inc.	2.3%
The Southern Co.	1.8%
Sempra Energy	1.7%
NextEra Energy Inc.	1.6%
CenterPoint Energy Inc.	1.5%
Pinnacle West Capital Corp.	1.5%
Alliant Energy Corp.	1.4%
Edison International	1.4%
American Electric Power Co. Inc.	1.3%
Issuer	8/31/12
Duke Energy Corp.	2.6%
Dominion Resources Inc.	2.3%
The Southern Co.	2.1%
Pinnacle West Capital Corp.	1.6%
CenterPoint Energy Inc.	1.5%
Entergy Corp.	1.5%
NextEra Energy Inc.	1.5%
Sempra Energy	1.4%
Edison International	1.4%
American Electric Power Co. Inc.	1.4%

*Excludes money market funds.
**Percentage of total investments of the Fund. Total
investments of the Fund include long-term and short
term investments and other net assets, excluding
long-term debt issued by the Fund.

combined with ongoing economic growth helped keep the high yield default rate well below historical average levels, which supported increasing valuations in the form of lower yields and spreads over Treasuries in the high yield market. The index’s average yield fell from 6.8% at the beginning of the year to 5.3% in April before increasing to end the year at 6.4%.3 The spread over Treasuries fell from 6.1 to 5.0 percentage points for the 12-month period, reflecting strong investor demand and expectations for a continued below-average default rate.3 Utility stocks, as measured by the S&P 500 Utilities Index, returned +7.03% for the fiscal year, having given up double-digit gains achieved through April when interest rates began rising in May and June.1

High Yield Corporate Bonds

The Fund benefited from its overweighted position in the broadcasting industry and its underweighted position in the paper and forest products industry.4 Growth in paid advertising, as well as sector consolidation, buoyed the broadcasting industry. In addition, bonds of Clear Channel, one of the sector’s largest issuers, rallied as the company was able to refinance debt to extend maturities.5 Bonds of paper and forest products companies trailed the index, as the industry suffered from overcapacity owing to reduced demand related to the continuing move to a more digital world.

The Fund’s performance in the high yield asset class was impeded by an overweighting in utilities and an underweighting in the financials sector.6 Utilities companies suffered because low natural gas prices pressured electricity prices. Financials outperformed the index as the sector’s credit quality improved, with credit losses near cyclical lows leading to faster-than-expected debt reduction.

Utility Stocks

Although the utilities sector delivered positive performance during the period, it significantly underperformed the general equity market. Most of the sector’s underperformance took place during the second half of the period in conjunction with a rise in long-term interest rates. Utilities stocks remained highly correlated to interest rate movements, as the sector pays out a relatively high percentage of its earnings in the form of dividends. Regulated utilities continued to display positive fundamentals, with the possibility for growth related to necessary investment on aging, existing infrastructure networks and continued demands from environmental regulations. Relatively low commodity prices

3. Source: Credit Suisse.
4. Broadcasting holdings are in media in the SOI. Paper and forest products holdings are in materials in the SOI.
5. Clear Channel comprises Clear Channel Communications and Clear Channel Worldwide Holdings in the SOI.
6. Financials holdings are in banks and diversified financials in the SOI.

4 | Annual Report

also benefited regulated utilities, helping offset the pricing impact customers would ordinarily feel from increased levels of capital investment. Thus, investments made by most regulated utilities during the period translated into positive earnings growth. Extended low commodity prices, however, weighed on the earnings capability of utilities that sell their electric output at wholesale price levels. Overall, however, the Fund continued to focus on regulated, dividend-paying utilities.

Thank you for your continued participation in Franklin Universal Trust. We look forward to serving your future investment needs.

Sincerely,

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources consid-
ered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you under-
stand our investment management philosophy.

Performance Summary as of 8/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

Price and Distribution Information

Symbol: FT		Change		8/31/13		8/31/12
Net Asset Value (NAV)	+$	0.14		$7.61		$7.47
Market Price (NYSE)	-$	0.62		$6.76		$7.38
Distributions (9/1/12–8/31/13)
Dividend Income		$0.4560

Performance

		1-Year		5-Year		10-Year
Cumulative Total Return[1]
Based on change in NAV[2]	+	8.04%	+	55.14%	+	157.06%
Based on change in market price[3]		-2.45%	+	61.52%	+	166.70%
Average Annual Total Return[1]
Based on change in NAV[2]	+	8.04%	+	9.18%	+	9.90%
Based on change in market price[3]		-2.45%	+	10.06%	+	10.31%
Average Annual Total Return (9/3013)[4]
Based on change in NAV[2]	+	8.16%	+	12.26%	+	9.65%
Based on change in market price[3]		-1.90%	+	14.07%	+	10.08%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Endnotes

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in a fund adjust to a rise in interest rates, the fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. In addition to having sensitivity to other factors, securities issued by utility com-
panies have historically been sensitive to interest rate changes. When interest rates fall, utility securities prices, and thus a utilities fund’s share price, tend to rise; when interest rates rise, their prices generally fall. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.
2. Assumes reinvestment of distributions based on net asset value.
3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6 | Annual Report

Annual Shareholders’ Meeting

March 22, 2013

An annual shareholders’ meeting of Franklin Universal Trust (Fund) was held on March 22, 2013. At the meeting, the holders of 21,279,092 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. The following persons were elected by the shareholders to serve as Trustees of the Fund.

The results of the voting at the meeting are as follows:

	Shares	% of	Shares	% of
Nominees	For	Voted	Withheld	Voted
Harris J. Ashton	20,732,642	97.43%	546,450	2.57%
Sam Ginn	20,743,188	97.48%	535,904	2.52%
Edith E. Holiday	20,783,136	97.67%	495,956	2.33%
Charles B. Johnson	20,702,600	97.29%	576,492	2.71%
Rupert H. Johnson, Jr.	20,747,058	97.50%	532,035	2.50%
J. Michael Luttig	20,719,817	97.37%	559,275	2.63%
Frank A. Olson	20,728,151	97.41%	550,941	2.59%
Larry D. Thompson	20,777,560	97.64%	501,532	2.36%
John B. Wilson	20,796,143	97.73%	482,949	2.27%

Annual Report | 7

Important Notice to Shareholders

Franklin Universal Trust Refinances Senior Fixed Rate Notes

On August 28, 2013, the Fund refinanced its 5.87% senior fixed rate notes due August 28, 2013, which had an outstanding principal balance of $42 million. The Fund issued new 2.87% senior fixed rate notes due August 28, 2018, in the principal amount of $60 million, in a private placement. The proceeds of the new notes were used to retire the 5.87% senior fixed rate notes and for general fund purposes. As a result of the refinancing, the Fund currently has $60 million in notes outstanding.

Share Repurchase Program

The Fund’s Board previously authorized an open-market share repurchase program, pursuant to which the Fund may purchase Fund shares, from time to time, up to 10% of the Fund’s common shares in open-market transactions, at the discretion of management. This authorization remains in effect.

8 | Annual Report

Dividend Reinvestment and Cash Purchase Plan

The Fund’s Dividend Reinvestment and Cash Purchase Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. The Plan also allows you to purchase additional shares of the Fund by making voluntary cash payments. BNY Mellon Investment Servicing (US) Inc. (Plan Agent), P.O. Box 43006, Providence, RI 02940-3006, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Fund’s Dividend Reinvestment and Cash Purchase Plan Brochure. Participants may contact the Plan Agent at the address above to obtain a copy of the Brochure.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at the higher of net asset value or 95% of the then current market price. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares, if the net asset value per share of the Fund’s common stock exceeds the market price per share on the valuation date, the Plan Agent shall apply the amount of such dividend or distribution payable to participants to the purchase of shares (less their pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Fund will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Fund. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to BNY Mellon Investment Servicing (US) Inc. and sent to Investment Services, P.O. Box 43006, Providence, RI 02940-3006, Attn: Franklin Universal Trust.

Annual Report | 9

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Fund that are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Fund issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Fund does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

10 | Annual Report

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Fund or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Fund.

Annual Report | 11

Franklin Universal Trust

Financial Highlights

		Year Ended August 31,
	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.47	$6.87	$6.57	$5.85	$6.96
Income from investment operations:
Net investment income[a]	0.43	0.45	0.45	0.47	0.35
Net realized and unrealized gains (losses)	0.17	0.61	0.31	0.71	(1.00)
Total from investment operations	0.60	1.06	0.76	1.18	(0.65)
Less distributions from net investment income	(0.46)	(0.46)	(0.46)	(0.46)	(0.46)
Net asset value, end of year	$7.61	$7.47	$6.87	$6.57	$5.85
Market value, end of year[b]	$6.76	$7.38	$6.33	$6.23	$5.08

Total return (based on market value per share)	(2.45)%	24.47%	9.01%	32.53%	(7.85)%

Ratios to average net assets
Expenses	2.34%	2.46%	2.51%	2.63%	4.89%[c,d]
Net investment income	5.58%	6.20%	6.41%	7.36%	6.98%

Supplemental data
Net assets, end of year (000’s)	$191,223	$187,729	$172,758	$165,075	$147,066
Portfolio turnover rate	21.95%	19.40%	41.60%	38.23%	24.78%
Total debt outstanding at end of year (000’s)	$60,000	$42,000	$42,000	$42,000	$42,000
Asset coverage per $1,000 of debt	$4,187	$5,470	$5,113	$4,930	$4,502
Average amount of senior fixed rate Notes per share during the year	$1.68	$1.67	$1.67	$1.67	$1.80

[a]Based on average daily shares outstanding.
[b]Based on the last sale on the New York Stock Exchange.
[c]Benefit of expense reduction rounds to less than 0.01%.
[d]Total expense ratio excluding Notes prepayment fees and issuance cost was 3.44%. See Note 3.

12 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Universal Trust

Statement of Investments, August 31, 2013

	Country	Shares	Value
Common Stocks and Other Equity Interests 37.5%
Energy 1.6%
Spectra Energy Corp.	United States	92,350	$3,057,709
Materials 0.2%
[a,b] NewPage Corp., Litigation Trust	United States	1,200,000	—
[a] NewPage Holdings Inc.	United States	4,800	420,000
			420,000
Transportation 0.1%
[a] CEVA Holdings LLC	United Kingdom	179	130,087
Utilities 35.6%
Alliant Energy Corp.	United States	72,900	3,616,569
American Electric Power Co. Inc.	United States	75,000	3,210,000
CenterPoint Energy Inc.	United States	169,800	3,893,514
Consolidated Edison Inc.	United States	42,000	2,361,660
Dominion Resources Inc.	United States	100,000	5,835,000
Duke Energy Corp.	United States	92,520	6,069,312
Edison International	United States	75,000	3,441,750
Entergy Corp.	United States	50,000	3,161,500
Exelon Corp.	United States	55,000	1,676,950
FirstEnergy Corp.	United States	60,000	2,248,200
Great Plains Energy Inc.	United States	70,000	1,534,400
NextEra Energy Inc.	United States	50,000	4,018,000
NV Energy Inc.	United States	80,000	1,876,000
PG&E Corp.	United States	50,000	2,068,000
Pinnacle West Capital Corp.	United States	70,000	3,798,900
PPL Corp.	United States	80,000	2,456,000
Public Service Enterprise Group Inc.	United States	45,000	1,458,900
Sempra Energy	United States	50,000	4,221,000
The Southern Co.	United States	108,500	4,515,770
UIL Holdings Corp.	United States	40,000	1,510,400
Westar Energy Inc.	United States	60,000	1,866,600
Wisconsin Energy Corp.	United States	40,000	1,641,600
Xcel Energy Inc.	United States	60,000	1,675,200
			68,155,225
Total Common Stocks and Other Equity Interests
(Cost $44,094,883)			71,763,021
Convertible Preferred Stocks 0.2%
Transportation 0.2%
[a] CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6	4,800
[a] CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	388	281,597
Total Convertible Preferred Stocks (Cost $587,093)			286,397
Preferred Stocks (Cost $290,000) 0.2%
Diversified Financials 0.2%
GMAC Capital Trust I, 8.125%, pfd.	United States	11,600	307,516

Annual Report | 13

Franklin Universal Trust

Statement of Investments, August 31, 2013 (continued)

	Country	Principal Amount*	Value
Corporate Bonds 84.1%
Automobiles & Components 1.2%
The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	United States	1,100,000	$1,113,750
[c] International Automotive Components Group SL, senior secured note,
144A, 9.125%, 6/01/18	United States	1,100,000	1,124,750
			2,238,500
Banks 1.5%
CIT Group Inc., senior note,
5.375%, 5/15/20	United States	500,000	505,000
5.00%, 8/15/22	United States	1,200,000	1,138,956
[c] 144A, 6.625%, 4/01/18	United States	300,000	325,500
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	900,000	871,875
			2,841,331
Capital Goods 3.0%
[c] Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	1,500,000	1,429,687
Case New Holland Inc., senior note, 7.875%, 12/01/17	United States	800,000	924,000
Meritor Inc., senior note, 10.625%, 3/15/18	United States	1,200,000	1,308,000
Navistar International Corp., senior note, 8.25%, 11/01/21	United States	900,000	898,875
Terex Corp., senior note, 6.00%, 5/15/21	United States	500,000	506,250
[c] Zachry Holdings Inc., senior note, 144A, 7.50%, 2/01/20	United States	600,000	618,000
			5,684,812
Commercial & Professional Services 1.7%
[c] ADS Waste Escrow Corp., senior note, 144A, 8.25%, 10/01/20	United States	1,500,000	1,590,000
[c] Algeco Scotsman Global Finance PLC, secured note, 144A, 8.50%,
10/15/18	United Kingdom	1,100,000	1,155,000
[c,d] Igloo Holdings Corp., senior note, 144A, PIK, 8.25%, 12/15/17	United States	500,000	513,750
			3,258,750
Consumer Durables & Apparel 3.5%
Jarden Corp., senior sub. note, 7.50%, 5/01/17	United States	1,300,000	1,452,750
KB Home, senior bond, 7.50%, 9/15/22	United States	1,100,000	1,152,250
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	900,000	965,250
[c] SIWF Merger Sub Inc./Springs Industries Inc., senior secured note, 144A,
6.25%, 6/01/21	United States	200,000	198,000
Standard Pacific Corp., senior note, 6.25%, 12/15/21	United States	600,000	602,250
[c] Taylor Morrison Communities Inc./Monarch Communities Inc., senior note,
144A,
7.75%, 4/15/20	United States	492,000	539,970
5.25%, 4/15/21	United States	400,000	379,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	1,500,000	1,406,250
			6,695,720
Consumer Services 3.4%
Caesars Entertainment Operating Co. Inc., first lien, 9.00%, 2/15/20	United States	300,000	289,500
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	1,000,000	1,110,000
[c,e] Fontainebleau Las Vegas, 144A, 11.00%, 6/15/15	United States	1,600,000	1,008
Harrah’s Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	1,500,000	1,548,750
[c] Landry’s Inc., senior note, 144A, 9.375%, 5/01/20	United States	700,000	749,875

14 | Annual Report

Franklin Universal Trust

Statement of Investments, August 31, 2013 (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Consumer Services (continued)
MGM Resorts International, senior note,
6.875%, 4/01/16	United States	1,200,000	$1,299,000
7.50%, 6/01/16	United States	800,000	884,000
Pinnacle Entertainment Inc., senior sub. note, 7.75%, 4/01/22	United States	200,000	208,500
[c] PNK Finance Corp., senior note, 144A, 6.375%, 8/01/21	United States	500,000	501,250
			6,591,883
Diversified Financials 3.7%
Ally Financial Inc., senior note, 5.50%, 2/15/17	United States	600,000	634,356
E*TRADE Financial Corp., senior note, 6.375%, 11/15/19	United States	600,000	633,000
[c] General Motors Financial Co. Inc., senior note, 144A, 3.25%, 5/15/18	United States	400,000	385,000
GMAC Inc., sub. note, 8.00%, 12/31/18	United States	200,000	228,500
International Lease Finance Corp.,
senior note, 8.25%, 12/15/20	United States	300,000	334,500
[c] senior secured note, 144A, 6.75%, 9/01/16	United States	1,200,000	1,317,000
[f] JPMorgan Chase & Co., junior sub. bond, 6.00% to 8/01/23, FRN
thereafter, Perpetual	United States	700,000	668,500
[c] Neuberger Berman Group LLC/Finance Corp., senior note, 144A, 5.875%,
3/15/22	United States	500,000	515,000
[c] Nuveen Investments Inc., senior note, 144A, 9.50%, 10/15/20	United States	900,000	888,750
[c] Provident Fund Associates LP/Finance Corp., senior note, 144A, 6.75%,
6/15/21	United States	400,000	406,000
SLM Corp., senior note, 8.45%, 6/15/18	United States	900,000	1,030,500
			7,041,106
Energy 23.2%
Access Midstream Partner LP/ACMP Finance Corp., senior note, 6.125%,
7/15/22	United States	400,000	413,000
Antero Resources Finance Corp., senior note, 7.25%, 8/01/19	United States	100,000	105,500
BreitBurn Energy Partners LP/Finance Corp.,
senior bond, 7.875%, 4/15/22	United States	500,000	497,500
senior note, 8.625%, 10/15/20	United States	600,000	639,000
Calumet Specialty Products Partners LP/Finance Corp., senior note,
9.375%, 5/01/19	United States	900,000	994,500
9.625%, 8/01/20	United States	100,000	110,375
Carrizo Oil & Gas Inc., senior note,
8.625%, 10/15/18	United States	800,000	874,000
7.50%, 9/15/20	United States	300,000	318,000
CGG, senior note,
7.75%, 5/15/17	France	600,000	618,000
6.50%, 6/01/21	France	600,000	610,500
Chaparral Energy Inc., senior note,
9.875%, 10/01/20	United States	800,000	900,000
8.25%, 9/01/21	United States	200,000	209,500
7.625%, 11/15/22	United States	300,000	302,250
CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	1,500,000	1,537,500
Chesapeake Energy Corp., senior note, 6.625%, 8/15/20	United States	1,700,000	1,831,750
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	1,000,000	1,025,000

Annual Report | 15

Franklin Universal Trust

Statement of Investments, August 31, 2013 (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
CONSOL Energy Inc., senior note,
8.00%, 4/01/17	United States	500,000	$530,000
8.25%, 4/01/20	United States	300,000	319,500
6.375%, 3/01/21	United States	300,000	304,500
[c] Drill Rigs Holdings Inc., secured note, 144A, 6.50%, 10/01/17	United States	1,000,000	1,025,000
Eagle Rock Energy Partners LP/Finance Corp., senior note, 8.375%,
6/01/19	United States	1,100,000	1,111,000
El Paso Corp., senior bond, 6.50%, 9/15/20	United States	1,200,000	1,269,547
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	1,500,000	1,642,500
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	1,300,000	1,452,750
Enterprise Products Operating LLC, junior sub. note, 7.034% to 1/15/18,
FRN thereafter, 1/15/68	United States	1,200,000	1,339,500
EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	800,000	846,000
[c] Expro Finance Luxembourg, senior secured note, 144A, 8.50%,
12/15/16	United Kingdom	1,307,000	1,378,885
Goodrich Petroleum Corp., senior note, 8.875%, 3/15/19	United States	1,000,000	1,035,000
Halcon Resources Corp., senior note,
9.75%, 7/15/20	United States	1,000,000	1,037,500
8.875%, 5/15/21	United States	400,000	403,000
[c] 144A, 9.25%, 2/15/22	United States	200,000	200,500
[c] Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%,
1/15/18	United States	1,200,000	1,305,720
Kodiak Oil & Gas Corp., senior note,
8.125%, 12/01/19	United States	700,000	770,000
[c] 144A, 5.50%, 1/15/21	United States	200,000	199,000
[c] LBC Tank Terminal Holding Netherlands BV, senior bond, 144A, 6.875%,
5/15/23	Belgium	400,000	410,000
Linn Energy LLC/Finance Corp., senior note,
8.625%, 4/15/20	United States	1,000,000	1,010,000
7.75%, 2/01/21	United States	700,000	682,500
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note,
8.875%, 4/01/18	United States	350,000	371,000
7.25%, 2/15/21	United States	600,000	600,000
[c] Midstates Petroleum Co. Inc./LLC, senior note, 144A, 9.25%, 6/01/21	United States	500,000	477,500
Oasis Petroleum Inc., senior note,
7.25%, 2/01/19	United States	200,000	213,000
6.50%, 11/01/21	United States	400,000	422,000
6.875%, 1/15/23	United States	200,000	211,500
Offshore Group Investment Ltd.,
senior bond, first lien, 7.125%, 4/01/23	United States	700,000	677,250
senior secured note, first lien, 7.50%, 11/01/19	United States	700,000	729,313
PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	1,100,000	1,130,250
Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	700,000	703,500
Penn Virginia Resource Partners LP/Finance Corp. II, senior note,
8.375%, 6/01/20	United States	600,000	627,000
[c] 144A, 6.50%, 5/15/21	United States	300,000	283,500
Plains Exploration & Production Co., senior note, 6.875%, 2/15/23	United States	1,000,000	1,063,989

16 | Annual Report

Franklin Universal Trust

Statement of Investments, August 31, 2013 (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
QEP Resources Inc., senior note,
5.375%, 10/01/22	United States	700,000	$672,000
5.25%, 5/01/23	United States	300,000	282,750
QR Energy LP/QRE Finance, senior note, 9.25%, 8/01/20	United States	800,000	814,000
[c,g] Quicksilver Resources Inc., secured note, second lien, 144A, FRN, 7.00%,
6/21/19	United States	1,200,000	1,152,000
[c] Sabine Pass Liquefaction LLC,
secured note, 144A, 5.625%, 2/01/21	United States	1,000,000	960,000
senior secured note, 144A, 5.625%, 4/15/23	United States	500,000	466,250
[c] Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	1,400,000	1,470,000
[c] Sanchez Energy Corp., senior note, 144A, 7.75%, 6/15/21	United States	600,000	592,500
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	1,100,000	1,171,500
			44,349,579
Food & Staples Retailing 0.4%
Rite Aid Corp., senior secured note, 8.00%, 8/15/20	United States	700,000	779,625
Food, Beverage & Tobacco 2.2%
[c] Barry Callebaut Services SA, senior note, 144A, 5.50%, 6/15/23	Belgium	200,000	202,084
Constellation Brands Inc., senior note, 4.25%, 5/01/23	United States	300,000	276,000
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	1,600,000	1,672,000
JBS USA LLC/Finance Inc., senior note,
11.625%, 5/01/14	United States	1,000,000	1,052,500
[c] 144A, 8.25%, 2/01/20	United States	300,000	319,875
[c] Post Holdings Inc., senior note, 144A, 7.375%, 2/15/22	United States	300,000	318,000
[c] Sun Merger Sub Inc., senior note, 144A, 5.875%, 8/01/21	United States	300,000	300,188
			4,140,647
Health Care Equipment & Services 4.2%
Alere Inc.,
senior note, 7.25%, 7/01/18	United States	900,000	976,500
[c] senior sub. note, 144A, 6.50%, 6/15/20	United States	100,000	100,250
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., senior note,
7.75%, 2/15/19	United States	1,000,000	1,075,000
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	900,000	949,500
senior note, 7.125%, 7/15/20	United States	200,000	202,250
senior secured note, 5.125%, 8/15/18	United States	600,000	615,000
DaVita HealthCare Partners Inc., senior note, 5.75%, 8/15/22	United States	500,000	497,500
ExamWorks Group Inc., senior note, 9.00%, 7/15/19	United States	600,000	649,500
HCA Inc.,
senior note, 6.50%, 2/15/16	United States	1,400,000	1,522,500
senior note, 5.875%, 5/01/23	United States	800,000	782,000
senior secured note, 5.875%, 3/15/22	United States	600,000	621,000
			7,991,000
Materials 10.6%
ArcelorMittal, senior note, 6.00%, 3/01/21	Luxembourg	400,000	394,764
[c] Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Luxembourg	500,000	535,000

Annual Report | 17

Franklin Universal Trust

Statement of Investments, August 31, 2013 (continued)

			Country	Principal Amount*	Value
		Corporate Bonds (continued)
		Materials (continued)
		[c] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
		secured note, 144A, 4.875%, 11/15/22	Luxembourg	200,000	$193,000
		senior note, 144A, 7.00%, 11/15/20	Luxembourg	200,000	196,125
		[c] Ashland Inc., senior note, 144A, 4.75%, 8/15/22	United States	500,000	468,750
		[c] Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	700,000	621,688
		[c] BlueScope Steel Ltd./BlueScope Steel Finance, senior note, 144A,
		7.125%, 5/01/18	Australia	1,400,000	1,421,000
		[c] Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	1,500,000	1,604,062
		[c] Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	700,000	672,000
		Euramax International Inc., senior secured note, 9.50%, 4/01/16	United States	400,000	385,000
		Exopack Holding Corp., senior note, 10.00%, 6/01/18	United States	800,000	850,000
		[c] FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
		7.00%, 11/01/15	Australia	400,000	411,666
		6.875%, 2/01/18	Australia	1,000,000	1,028,750
		8.25%, 11/01/19	Australia	300,000	321,750
		[c] Ineos Finance PLC, senior secured note, 144A, 7.50%, 5/01/20	United Kingdom	800,000	860,000
		[c] Ineos Group Holdings SA, senior note, 144A, 6.125%, 8/15/18	Switzerland	300,000	291,000
		[c,h] Inmet Mining Corp., senior note, 144A,
		8.75%, 6/01/20	Canada	1,000,000	1,050,000
		7.50%, 6/01/21	Canada	100,000	101,000
		[c] Murray Energy Corp., senior secured note, 144A, 8.625%, 6/15/21	United States	500,000	498,750
		Novelis Inc., senior note, 8.75%, 12/15/20	Canada	600,000	655,500
		Olin Corp., senior bond, 5.50%, 8/15/22	United States	1,400,000	1,403,500
		[c] Orion Engineered Carbons Bondco GmbH, senior secured note, first lien,
		144A, 9.625%, 6/15/18	Germany	700,000	776,125
		[c,d] Orion Engineered Carbons Finance & Co. SCA, senior note, 144A, PIK,
		9.25%, 8/01/19	Germany	200,000	205,000
		[c] Perstorp Holding AB, first lien, 144A, 8.75%, 5/15/17	Sweden	1,000,000	1,027,500
		[c] Rain CII Carbon LLC/Corp., second lien, 144A, 8.25%, 1/15/21	United States	300,000	301,500
		Reynolds Group Issuer Inc./LLC/SA,
		first lien, 5.75%, 10/15/20	United States	500,000	498,125
		senior note, 8.50%, 5/15/18	United States	1,000,000	1,040,000
		senior note, 9.00%, 4/15/19	United States	200,000	207,500
		senior note, 9.875%, 8/15/19	United States	100,000	106,750
		senior note, 8.25%, 2/15/21	United States	700,000	694,750
		[c] Sealed Air Corp., senior note, 144A,
		8.125%, 9/15/19	United States	400,000	446,000
		6.50%, 12/01/20	United States	200,000	213,000
		8.375%, 9/15/21	United States	300,000	340,875
		[c] U.S. Coatings Acquisition Inc./Flash Dutch 2 BV, senior note, 144A,
		7.375%, 5/01/21	United States	500,000	516,250
					20,336,680
		Media 6.8%
		Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	700,000	799,750
		Clear Channel Communications Inc., senior note, 9.00%, 3/01/21	United States	1,900,000	1,814,500
		Clear Channel Worldwide Holdings Inc.,
		senior note, 6.50%, 11/15/22	United States	500,000	501,250
		senior sub. note, 7.625%, 3/15/20	United States	700,000	705,250

18	|	Annual Report

Franklin Universal Trust

Statement of Investments, August 31, 2013 (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Media (continued)
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	700,000	$740,250
DISH DBS Corp., senior note,
7.125%, 2/01/16	United States	1,500,000	1,642,500
6.75%, 6/01/21	United States	700,000	733,250
[c] Gannett Co. Inc., senior note, 144A, 5.125%, 7/15/20	United States	600,000	597,000
Media General Inc., senior secured note, 11.75%, 2/15/17	United States	400,000	442,000
[d] Radio One Inc., senior sub. note, PIK, 12.50%, 5/24/16	United States	1,117,676	1,137,235
[c] Univision Communications Inc.,
senior secured bond, 144A, 6.75%, 9/15/22	United States	300,000	312,750
senior secured note, 144A, 6.875%, 5/15/19	United States	1,000,000	1,060,000
senior secured note, 144A, 7.875%, 11/01/20	United States	200,000	217,750
[c] UPCB Finance III Ltd., senior secured note, 144A, 6.625%, 7/01/20	Netherlands	1,000,000	1,050,000
[c] WMG Acquisition Corp., secured note, 144A, 6.00%, 1/15/21	United States	1,190,000	1,225,700
			12,979,185
Pharmaceuticals, Biotechnology & Life Sciences 2.5%
[c] inVentiv Health Inc.,
senior note, 144A, 10.00%, 8/15/18	United States	600,000	495,000
senior secured note, 144A, 9.00%, 1/15/18	United States	400,000	410,000
[c,d] Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	500,000	532,500
[c] Jaguar Holding Co. II/Merger Sub Inc., senior note, 144A, 9.50%,
12/01/19	United States	400,000	454,000
[c] Par Pharmaceutical Cos. Inc., senior note, 144A, 7.375%, 10/15/20	United States	1,400,000	1,456,000
[c] VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	1,100,000	1,123,375
[c] VPII Escrow Corp., senior note, 144A, 7.50%, 7/15/21	United States	300,000	322,500
			4,793,375
Retailing 1.2%
[c] Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	800,000	894,000
[c] American Builders & Contractors Supply Co. Inc., senior note, 144A,
5.625%, 4/15/21	United States	900,000	875,250
[c] New Look Bondco I PLC, secured note, 144A, 8.375%, 5/14/18	United Kingdom	600,000	597,750
			2,367,000
Semiconductors & Semiconductor Equipment 0.9%
Freescale Semiconductor Inc.,
senior note, 8.05%, 2/01/20	United States	800,000	838,000
senior note, 10.75%, 8/01/20	United States	504,000	559,440
[c] senior secured note, 144A, 9.25%, 4/15/18	United States	300,000	325,500
			1,722,940
Software & Services 3.6%
[c] BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	400,000	407,000
[c] Ceridian Corp.,
secured note, 144A, 8.875%, 7/15/19	United States	400,000	452,000
senior note, 144A, 11.00%, 3/15/21	United States	600,000	694,500
Equinix Inc., senior bond, 5.375%, 4/01/23	United States	1,100,000	1,053,250
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	900,000	977,625
[c] senior note, 144A, 11.25%, 1/15/21	United States	200,000	206,000
[c] senior secured bond, 144A, 8.25%, 1/15/21	United States	800,000	822,000
		Annual Report | 19

Franklin Universal Trust

Statement of Investments, August 31, 2013 (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Software & Services (continued)
[c] Sitel LLC/Finance Corp., senior secured note, 144A, 11.00%, 8/01/17	United States	200,000	$213,000
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	400,000	416,000
West Corp., senior note, 7.875%, 1/15/19	United States	1,500,000	1,616,250
			6,857,625
Technology Hardware & Equipment 0.6%
CDW LLC/Finance Corp., senior note, 8.50%, 4/01/19	United States	400,000	441,500
[c,d] CommScope Holdings Inc., senior note, 144A, PIK, 6.625%, 6/01/20	United States	200,000	199,000
[c] CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	500,000	547,500
			1,188,000
Telecommunication Services 6.8%
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	1,500,000	1,710,000
Crown Castle International Corp., senior bond,
7.125%, 11/01/19	United States	100,000	108,000
5.25%, 1/15/23	United States	200,000	190,000
[c] Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	900,000	955,687
[c] Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	500,000	482,813
[c] eAccess Ltd., senior note, 144A, 8.25%, 4/01/18	Japan	700,000	768,687
Frontier Communications Corp., senior note,
8.50%, 4/15/20	United States	800,000	878,000
9.25%, 7/01/21	United States	200,000	228,000
8.75%, 4/15/22	United States	700,000	761,250
Intelsat Jackson Holdings SA, senior note,
7.25%, 10/15/20	Luxembourg	200,000	214,500
7.50%, 4/01/21	Luxembourg	1,500,000	1,627,500
[c] 144A, 6.625%, 12/15/22	Luxembourg	500,000	499,063
[c] Lynx II Corp., senior bond, 144A, 6.375%, 4/15/23	United Kingdom	300,000	299,250
[c] Sprint Nextel Corp., senior note, 144A,
9.00%, 11/15/18	United States	2,000,000	2,340,000
7.00%, 3/01/20	United States	400,000	432,000
[c] Wind Acquisition Finance SA, senior secured note, 144A, 11.75%,
7/15/17	Italy	1,500,000	1,575,000
			13,069,750
Transportation 1.2%
[c] CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	United Kingdom	600,000	501,000
Hertz Corp., senior note,
7.50%, 10/15/18	United States	600,000	651,000
6.75%, 4/15/19	United States	1,000,000	1,071,250
			2,223,250
Utilities 1.9%
[c] Calpine Corp., senior secured note, 144A,
7.875%, 7/31/20	United States	434,000	470,890
7.50%, 2/15/21	United States	902,000	960,630
7.875%, 1/15/23	United States	452,000	487,030
[c] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	800,000	794,500

20 | Annual Report

Franklin Universal Trust

Statement of Investments, August 31, 2013 (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Utilities (continued)
[c] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	1,400,000	$981,750
			3,694,800
Total Corporate Bonds (Cost $155,308,822)			160,845,558
[g,i] Senior Floating Rate Interests 1.0%
Capital Goods 0.2%
Navistar Inc., Tranche B Term Loan, 5.75%, 8/17/17	United States	345,513	349,724
Household & Personal Products 0.5%
Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	997,500	967,575
Utilities 0.3%
Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan,
4.685% - 4.766%, 10/10/17	United States	954,192	648,553
Total Senior Floating Rate Interests (Cost $2,157,398)			1,965,852
Total Investments before Short Term Investments
(Cost $202,438,196)			235,168,344

		Shares
Short Term Investments 11.0%
Money Market Funds (Cost $9,557,613) 5.0%
[a,j] Institutional Fiduciary Trust Money Market Portfolio	United States	9,557,613	9,557,613

		Principal Amount*
Repurchase Agreements (Cost $11,483,798) 6.0%
[k] Joint Repurchase Agreement, 0.035%, 9/03/13
(Maturity Value $11,483,842)	United States	11,483,798	11,483,798
BNP Paribas Securities Corp. (Maturity Value $1,852,459)
Credit Suisse Securities (USA) LLC (Maturity Value $2,315,602)
Deutsche Bank Securities Inc. (Maturity Value $3,147,835)
HSBC Securities (USA) Inc. (Maturity Value $2,083,973)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $1,389,315)
Morgan Stanley & Co. LLC (Maturity Value $694,658)
Collateralized by U.S. Government Agency Securities, 0.00% - 5.50%,
9/12/13 - 6/13/18; U.S. Government Agency Securities, Strip,
6/01/17; [l]U.S. Treasury Bills , 9/12/13 - 6/26/14; U.S. Treasury
Bonds, 7.25% - 10.625%, 8/15/15 - 5/15/18; U.S. Treasury Notes,
0.125% - 5.125%, 8/31/13 - 3/31/18; and U.S. Treasury Notes,
Index Linked, 0.50% - 2.625%, 1/15/14 - 7/15/17
(valued at $11,713,748)
Total Investments (Cost $223,479,607) 134.0%			256,209,755
Notes Payable (31.4)%			(60,000,000)
Other Assets, less Liabilities (2.6)%			(4,986,736)
Net Assets 100.0%			$191,223,019

See Abbreviations on page 35.

Annual Report | 21

Franklin Universal Trust

Statement of Investments, August 31, 2013 (continued)

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At August 31, 2013, the value of this security was $-.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At August 31,
2013, the aggregate value of these securities was $64,937,958, representing 33.96% of net assets.
dIncome may be received in additional securities and/or cash.
eSee Note 9 regarding defaulted securities.
fPerpetual security with no stated maturity date.
gThe coupon rate shown represents the rate at period end.
hAt August 31, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
iSee Note 1(c) regarding senior floating rate interests.
jSee Note 8 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
kSee Note 1(b) regarding joint repurchase agreement.
lThe security is traded on a discount basis with no stated coupon rate.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Universal Trust

Financial Statements

Statement of Assets and Liabilities
August 31, 2013

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$202,438,196
Cost - Sweep Money Fund (Note 8)	9,557,613
Cost - Repurchase agreements	11,483,798
Total cost of investments	$223,479,607
Value - Unaffiliated issuers	$235,168,344
Value - Sweep Money Fund (Note 8)	9,557,613
Value - Repurchase agreements	11,483,798
Total value of investments	256,209,755
Cash	19
Receivables from dividends and interest	3,662,399
Notes issuance costs (Note 3)	101,377
Total assets	259,973,550
Liabilities:
Payables:
Investment securities purchased	7,473,197
Management fees	149,810
Transfer agent fees	32,299
Distributions to shareholders	955,012
Accrued interest (Note 3)	14,350
Senior fixed rate Notes (Note 3)	60,000,000
Accrued expenses and other liabilities	125,863
Total liabilities	68,750,531
Net assets, at value	$191,223,019
Net assets consist of:
Paid-in capital	$172,984,952
Undistributed net investment income	914,109
Net unrealized appreciation (depreciation)	32,730,148
Accumulated net realized gain (loss)	(15,406,190)
Net assets, at value	$191,223,019
Shares outstanding	25,131,894
Net asset value per share	$7.61

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

Franklin Universal Trust

Financial Statements (continued)

Statement of Operations
for the year ended August 31, 2013

Investment income:
Dividends	$2,901,275
Interest	12,504,438
Total investment income	15,405,713
Expenses:
Management fees (Note 4a)	1,772,072
Interest expense (Note 3)	2,479,750
Transfer agent fees	66,192
Custodian fees (Note 5)	2,614
Reports to shareholders	41,892
Professional fees	57,431
Trustees’ fees and expenses	15,399
Amortization of Notes issuance costs (Note 3)	61,713
Other	60,286
Total expenses	4,557,349
Net investment income	10,848,364
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	3,400,837
Net change in unrealized appreciation (depreciation) on investments	705,274
Net realized and unrealized gain (loss)	4,106,111
Net increase (decrease) in net assets resulting from operations	$14,954,475

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Universal Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Year Ended August 31,
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income	$10,848,364	$11,198,033
Net realized gain (loss) from investments	3,400,837	343,505
Net change in unrealized appreciation (depreciation) on investments	705,274	14,889,630
Net increase (decrease) in net assets resulting from operations	14,954,475	26,431,168
Distributions to shareholders from net investment income	(11,460,144)	(11,460,144)
Net increase (decrease) in net assets	3,494,331	14,971,024
Net assets:
Beginning of year	187,728,688	172,757,664
End of year	$191,223,019	$187,728,688
Undistributed net investment income included in net assets:
End of year	$914,109	$1,482,086

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Franklin Universal Trust

Financial Statements (continued)

Statement of Cash Flows
for the year ended August 31, 2013

Cash flow from operating activities:
Dividends, interest and other income received	$14,988,825
Operating expenses paid	(1,991,629)
Interest expense paid	(2,465,400)
Purchases of long-term investments	(51,784,181)
Sales and maturities of long-term investments	51,425,636
Net purchases of short-term investments	(16,672,211)
Cash provided – operating activities	(6,498,960)
Cash flow used from financing activities:
Notes maturity	(42,000,000)
Notes issuance	60,000,000
Payment of Notes issuance costs	(40,877)
Distributions to shareholders	(11,460,144)
Cash used – financing activities	6,498,979
Net increase (decrease) in cash	19
Cash at beginning of year	—
Cash at end of year	$19

Reconciliation of Net Increase (Decrease) in Net Assets resulting from Operating Activities to Net Cash
Provided by Operating Activities
for the year ended August 31, 2013

Net increase (decrease) in net assets resulting from operating activities	$14,954,475
Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net cash provided by operating activities:
Amortization of Notes issuance costs	61,713
Net amortization income	(247,628)
Other investment transactions	(61,963)
Increase in dividends and interest receivable	(107,297)
Increase in payables to affiliates, accrued expenses, and other liabilities	38,607
Increase in cost of investments	(20,431,593)
Increase in unrealized appreciation on investments	(705,274)
Net cash provided by operating activities	$(6,498,960)

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Universal Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Senior fixed rate notes are carried at cost. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Annual Report | 27

Franklin Universal Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based

28 | Annual Report

Franklin Universal Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Joint Repurchase Agreement (continued)

on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on August 30, 2013.

c. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Annual Report | 29

Franklin Universal Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

30 | Annual Report

Franklin Universal Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2013, there were an unlimited number of shares authorized ($0.01 par value). During the years ended August 31, 2013 and August 31, 2012, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

The Fund’s Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. During the years ended August 31, 2013 and August 31, 2012, there were no shares repurchased.

3. SENIOR FIXED RATE NOTES

During the year ended August 31, 2013, the Fund had $42 million five-year senior fixed rate notes outstanding, bearing interest at 5.87% per year. Total interest expensed by the Fund, in association with the notes, was $2,465,400 and the Fund amortized $61,554 of notes issuance costs. The issuance costs of $427,946 incurred by the Fund were deferred and amortized on an interest method basis over the term of the notes. During the year ended August 31, 2009, the Fund made early partial prepayments of $23 million and incurred make whole premiums in the amount of $1,701,222. Prior to these prepayments, the balance of the notes was $65 million. In connection with these prepayments, the Fund expensed $145,034 of previously incurred notes issuance costs. On August 28, 2013, the notes matured and were paid in full.

On August 28, 2013, the Fund issued $60 million principal amount of a new class of five-year senior fixed rate notes (Notes). The Notes bear interest, payable semi-annually, at a rate of 2.87% per year, to maturity on August 28, 2018. The Notes are general unsecured obligations of the Fund and rank senior to trust shares and all existing or future unsecured indebtedness of the Fund. For the year ended August 31, 2013, total interest expensed by the Fund on the Notes was $14,350. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established in the Notes Agreement, and is required under the 1940 Act to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the year ended August 31, 2013. The issuance costs of $101,536 incurred by the Fund are deferred and amortized on an interest method basis over the term of the Notes. For the year ended August 31, 2013, the Fund amortized $159 of Notes issuance costs. Subject to certain restrictions and make whole premiums, the Fund may prepay the Notes at any time. At August 31, 2013, if the Notes were fully prepaid, the make whole premium related to the current balance of the Notes would have been approximately $2,191,000.

The Fund employs an income-based approach to determine the fair value of the Notes, which uses the Notes’ current credit rating, remaining time to maturity, stated coupon rates, the current yield of a comparable asset, and a liquidity premium. At August 31, 2013, the estimated fair value of the Notes was approximately $60,952,000.

Annual Report | 31

Franklin Universal Trust

Notes to Financial Statements (continued)

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.75% per year of the average weekly managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the principal amount of the Notes.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2013, there were no credits earned.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carry-forwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At August 31, 2013, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2014	$4,643,995
2017	1,679,183
2018	9,083,012
Total capital loss carryforwards	$15,406,190

During the year ended August 31, 2013, the Fund utilized $3,357,034 of capital loss carryforwards.

On August 31, 2013, the Fund had expired capital loss carryforwards of $631,895, which were reclassified to paid-in capital.

32 | Annual Report

Franklin Universal Trust

Notes to Financial Statements (continued)

6. INCOME TAXES (continued)

The tax character of distributions paid during the years ended August 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$11,460,144	$11,460,144

At August 31, 2013, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$223,498,809

Unrealized appreciation	$36,966,887
Unrealized depreciation	(4,255,941)
Net unrealized appreciation (depreciation)	$32,710,946

Distributable earnings – undistributed ordinary income	$1,968,568

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, payments-in-kind, and bond discounts and premiums.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2013, aggregated $58,762,378 and $50,993,930, respectively.

8. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

9. CREDIT RISK AND DEFAULTED SECURITIES

At August 31, 2013, the Fund had 61.83% of its portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Annual Report | 33

Franklin Universal Trust

Notes to Financial Statements (continued)

9. CREDIT RISK AND DEFAULTED SECURITIES (continued)

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At August 31, 2013, the value of this security represents less than 0.05% of the Fund’s portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2		Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Materials	$—	$420,000	$	—[b]	$420,000
Transportation	—	416,484		—	416,484
Other Equity Investments[c]	71,520,450	—		—	71,520,450
Corporate Bonds	—	160,845,558		—	160,845,558
Senior Floating Rate Interests	—	1,965,852		—	1,965,852
Short Term Investments	9,557,613	11,483,798		—	21,041,411
Total Investments in Securities	$81,078,063	$175,131,692	$	—[b]	$256,209,755

aIncludes common,preferred and convertible preferred stocks as well as other equity investments.
bIncludes security determined to have no value at August 31, 2013.
cFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

34 | Annual Report

Franklin Universal Trust

Notes to Financial Statements (continued)

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

In June 2013, FASB issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

FRN - Floating Rate Note
PIK - Payment-In-Kind

Annual Report | 35

Franklin Universal Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Universal Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Franklin Universal Trust (the “Fund”) at August 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 18, 2013

36 | Annual Report

Franklin Universal Trust

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 24.93% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2013.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $2,857,485 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2013. Distributions, including qualified dividend income, paid during calendar year 2013 will be reported to shareholders on Form 1099-DIV by mid-February 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $7,291,256 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2013.

Annual Report | 37

Franklin Universal Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1988	141	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	114	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
(global energy company) (1989-2009),
Hewlett-Packard Company (technology
company) (1996-2002), Safeway, Inc.
(grocery retailer) (1991-1998) and
TransAmerica Corporation (insurance
company) (1989-1999).
Principal Occupation During at Least the Past 5 Years:
Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (August 2012); and
formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive
Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company)
(1988-1994).

Edith E. Holiday (1952)	Trustee	Since 2004	141	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
allied products) (1994-2013), RTI
International Metals, Inc. (manu-
facture and distribution of titanium),
Canadian National Railway (railroad)
and White Mountains Insurance
Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

38 | Annual Report

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
J. Michael Luttig (1954)	Trustee	Since 2009	141	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2005	141	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	141	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
				company) (2010-2012) and
				The Washington Post Company
				(education and media organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (July 2012);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

John B. Wilson (1959)	Lead	Trustee since	114	None
One Franklin Parkway	Independent	2006 and since
San Mateo, CA 94403-1906	Trustee	2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (October 2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Annual Report | 39

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since June 2013	151	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	141	None
One Franklin Parkway	the Board,	Board since June
San Mateo, CA 94403-1906	Trustee and	2013, Trustee and
	Senior Vice	Senior Vice
	President	President since
1988
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

40 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	President since	Not Applicable	Not Applicable
One Franklin Parkway	Chief	1993 and Chief
San Mateo, CA 94403-1906	Executive	Executive Officer –
	Officer –	Investment
	Investment	Management
	Management	since 2002
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Corporate Counsel, Franklin Templeton Investments; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments;
and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton
Group of Funds (2004-2013).

Annual Report | 41

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005);
and General Counsel, Investment Company Institute (ICI) (1997-2004).

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such finan-
cial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and
Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of gen-
erally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

42 | Annual Report

Franklin Universal Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended February 28, 2013. Additionally, the Fund expects to file, on or about October 30, 2013, such certifications with its Form N-CSR for the year ended August 31, 2013.

Annual Report | 43

This page intentionally left blank.

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report

FRANKLIN UNIVERSAL TRUST

Investment Manager
Franklin Advisers, Inc.
(800) DIAL BEN®/342-5236

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 43006
Providence, RI 02940-3006

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

FUT A 10/13

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $41,578 for the fiscal year ended August 31, 2013 and $42,148 for the fiscal year ended August 31, 2012.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $3,100 for the fiscal year ended August 31, 2013 and
$54,600 for the fiscal year ended August 31, 2012. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2013 and $65 for the fiscal year ended
August 31, 2012. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August
31, 2013 and $152,385 for the fiscal year ended August 31, 2012. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be
provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be
provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and
(iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities
Exchange Act of 1934, to management; subject, in the case of (ii)

through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $3,100 for the fiscal year ended August 31, 2013 and $207,050 for the fiscal year ended August 31,
2012.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. Members of the Audit
Committee are: J. Michael Luttig, Frank A. Olson and John B. Wilson.

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-
End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the
Fund's investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin
Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the
Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to
Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-
party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-
case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-
term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’
compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal.
On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’
plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues. The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders. The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of October 28, 2013, the portfolio managers of the Fund are as follows:

CHRISTOPHER J. MOLUMPHY CFA, Director and Executive Vice President of Advisers

Mr. Molumphy has been a portfolio manager of the Fund since 1991. He has primary responsibility for the investments of the Fund. Mr. Molumphy has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1988.

GLENN I. VOYLES CFA, Vice President of Advisers

Mr. Voyles has been a manager of the Fund since 1999, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment for the global income component of the Fund. He joined Franklin Templeton Investments in 1993.

CFA and Chartered Financial Analyst are trademarks owned by CFA Institute.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended August 31, 2013.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

		Assets of		Assets of
	Number of	Other		Other
	Other	Registered	Number of	Pooled		Assets of
	Registered	Investment	Other	Investment		Other
	Investment	Companies	Pooled	Vehicles	Number	Accounts
	Companies	Managed	Investment	Managed	of Other	Managed
	Managed	(x $1	Vehicles	(x $1	Accounts	(x $1
Name		million)	Managed[1]	million)[1]	Managed[1]	million)[1]
Christopher
J. Molumphy	8	24,584.5	5	3,075.4	0	N/A
Glenn I.
Voyles	1	554.2	0	N/A	2	140.9
1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts.
The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted, in the chart above, if any). This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.
Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary	Each portfolio manager is paid a base salary.
Annual bonus	Annual bonuses are structured to align the interests

of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin

Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

• Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

• Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

• Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares. The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage.
Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio manager (such amounts may change from time to time):

Dollar Range of Fund
Shares Beneficially
Portfolio Manager	Owned
Christopher J. Molumphy	None
Glenn I. Voyles	None

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant
maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment
Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on
Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the
Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the
Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the
Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley
Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance
and Administration, and Gaston Gardey, Chief Financial Officer and
Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of
2002 of Laura F. Fergerson, Chief Executive Officer - Finance and
Administration, and Gaston Gardey, Chief Financial Officer and Chief
Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN UNIVERSAL TRUST

By  /s/ LAURA F. FERGERSON
 Laura F. Fergerson
 Chief Executive Officer - Finance and
 Administration
Date: October 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ LAURA F. FERGERSON
 Laura F. Fergerson
 Chief Executive Officer - Finance and
Administration
Date: October 28, 2013

By /s/GASTON GARDEY
 Gaston Gardey
 Chief Financial Officer and
 Chief Accounting Officer
Date: October 28, 2013